Exhibit 1.01

Inogen, Inc.

Conflict Minerals Report

For The Reporting Period from January 1, 2025 to December 31, 2025

Cautionary Note Concerning Forward-Looking Statements: This Conflict Minerals Report contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements include statements concerning Inogen’s objectives for its conflict minerals policy and compliance initiatives and actions it intends to take relating to conflict minerals. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from currently anticipated results. When considering forward-looking statements, you should consider, among other factors, the risk factors described in the reports and other filings that Inogen files with the United States Securities and Exchange Commission, including Inogen’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q. The risk factors included in these filings are not exhaustive, and risks that are not identified therein could materially affect whether Inogen realizes the results anticipated or implied by any forward-looking statements contained in this Conflict Minerals Report. Except as required by law, Inogen disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

Introduction

This Conflict Minerals Report (this “Report”) for Inogen, Inc. (“Inogen” or “we” or “our”) covers the reporting period from January 1, 2025 to December 31, 2025 and is presented in accordance with Rule 13p-1 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 13p-1”). This Report is filed as Exhibit 1.01 to our Specialized Disclosure Report on Form SD (the “Form SD”). A copy of this Report and the Form SD are publicly available on our website at http://investor.inogen.com/. Information contained on, or that can be accessed through, our website does not constitute part of this Report and inclusion of our website address in this Report is an inactive textual reference only.

In 2010, the United States enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”). Section 1502 of the Act relates to conflict minerals and requires companies subject to the Act to file a Form SD annually with the United States Securities and Exchange Commission (“SEC”) to disclose whether the minerals specified in Rule 13p-1 and their derivatives, limited to tungsten, tantalum, tin, and gold (referred to as the “3TG”), used in their products benefited, directly or indirectly, armed groups in the Democratic Republic of the Congo and the nine countries with which it shares an internationally recognized border: Angola, Burundi, Central African Republic, Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia (collectively, the “Covered Countries”). This Report, which is an exhibit to our Form SD, describes the design and implementation of our conflict minerals due diligence measures undertaken, including a description of how these measures were designed to determine, to our knowledge, the source mines, countries of origin, and processing facilities for 3TG contained in components used in our products.

Inogen Background and Covered Products

We are a medical technology company that primarily focuses on respiratory health. We develop, manufacture, and market innovative respiratory health products, including portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions and our Simeox product for airway clearance treatment. We manufacture our oxygen concentrator products at our facility in Plano, Texas and at our contract manufacturer, Foxconn, located in the Czech Republic, and our Simeox product at our facility in Montpelier, France. In the United States, we market and distribute our products directly to consumers through a wide variety of direct-to-consumer marketing strategies, including a physician referral model, as well as through distributors, resellers, private label partners, and home medical equipment providers. In addition, we sell through distributors, resellers, and home medical equipment providers in certain markets within Europe, the Asia-Pacific region, Latin America, the Middle East, and Africa. Our manufacturing operations require a wide variety of raw materials that we rely on third-party manufacturers to supply.

We have determined that one or more of the 3TG may be necessary to the functionality or production of the products we manufactured during 2025, with such products considered “covered products” for purposes of this Report.

Our supply chain with respect to the covered products is complex, and there are many third parties in the supply chain between the original source of the 3TG and the manufacturer of the covered products. We do not purchase raw ore or unrefined 3TG directly and make no purchases in the Covered Countries. As a result, and as described more fully below, we rely on our suppliers to provide information on the origin of the 3TG contained in our products.

Inogen Reasonable Country of Origin Inquiry

In accordance with Rule 13p-1 and Form SD, we determined that one or more of the 3TG may be necessary to the functionality or production of our products and that such 3TG are incorporated into our products during the manufacturing process. Accordingly, we undertook a reasonable country of origin inquiry (“RCOI”). This good faith RCOI was reasonably designed to determine whether any of the 3TG incorporated into our products originated in the Covered Countries.

Our RCOI consisted principally of submitting the conflict minerals reporting template (the “RMI Template”) prepared by the Responsible Minerals Initiative (“RMI”), an initiative of the Responsible Business Alliance, to suppliers of components for our products that are considered necessary to the functionality or production of our products and for which any 3TG or their derivatives may be included (“first-tier suppliers”). We reviewed all responses for completeness, reasonableness, and consistency, and we followed up for corrections and clarifications as we determined appropriate.

Inogen’s Due Diligence Process

Our due diligence measures were designed to conform, in all material respects, with the framework in the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Framework”). The objectives of our diligence initiative were to determine, to the best of our ability, whether one or more of the 3TG is incorporated into our products; whether any such 3TG incorporated into our products was necessary for the functionality and/or production of our products; the source and chain of custody of the 3TG necessary for the functionality and/or production of our products; and whether any such 3TG originated in the Covered Countries. In the event that 3TG from the Covered Countries which benefit armed groups are found in our supply chain, we will take appropriate actions in a timely manner to resolve the situation.

Due diligence measures that we implemented included, but were not limited, to the following:

1. Establishment of Internal Management Systems

a. Conflict Minerals Policy. In 2015, we adopted a written policy relating to the use of conflict minerals in our supply chain, which we updated in 2020 and continue to review on a periodic basis. We have communicated this written policy to our first-tier suppliers. A copy of Inogen’s Conflict Minerals Policy is publicly available at https://investor.inogen.com/corporate-governance/governance-documents.

b. Internal Management to Support Supply Chain Due Diligence. The Inogen accounting department has been charged with the management of our conflict minerals program, working in collaboration with members from our operations team in Texas and our contract manufacturer in the Czech Republic.

c. Controls and Transparency. As described above, we undertook a RCOI with respect to conflict minerals in our supply chain by providing the RMI Template to our first-tier suppliers to gather information about their use of 3TG, the smelters and refiners in their supply chain that are included in our products, and the countries of origin for 3TG used in our products. We reviewed all responses for completeness, reasonableness, and consistency. We followed up for corrections and clarifications as we determined appropriate.

d. Supplier Engagement. We continue to engage actively with our first-tier suppliers to strengthen our relationship with them. We have communicated to our suppliers our commitment to source conflict minerals in a manner that does not, directly or indirectly, benefit armed groups in the Covered Countries. We will consider alternative arrangements for our supply needs if our suppliers are unable to cooperate in our due diligence efforts.

e. Grievance Mechanism. Our Code of Ethics and Conduct includes procedures for reporting violations of our policies, and we provide mechanisms for anonymous reporting of violations or concerns about the conduct of our business, including the implementation and enforcement of our Conflict Minerals Policy.

2. Identification and Assessment of Risks in the Supply Chain

As discussed above, we identified our first-tier suppliers and relied on them to provide the necessary information about the use of 3TG in the products we purchase and incorporate into the manufacturing process of our oxygen concentrators, and the source of such 3TG. Similarly, our first-tier suppliers rely on information provided by their suppliers to provide information regarding the country of origin of 3TG included in our products.

3. Designing and Implementing a Strategy to Respond to Identified Risks

We will review circumstances in which certain suppliers are unable to provide us with complete or reliable responses to the RMI Template including, without limitation, considering whether to continue such contract or relationship or find a replacement supplier.

4. Carrying Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not have a direct relationship with any smelters or refiners in our supply chain. As a result, we do not and cannot conduct any audits directly. Instead, we have supported the development and implementation of independent third-party audits of smelters such as the Responsible Minerals Assurance Program (“RMAP”) by encouraging our suppliers to purchase materials from audited, conflict-free smelters and determining whether the smelters that were used to process these minerals were validated as conflict-free by the RMAP.

5. Reporting on Supply Chain Due Diligence

We publicly filed the Form SD and this Report with the SEC. A copy of this Report and the Form SD are publicly available at http://investor.inogen.com/. This Report includes information about the RCOI methodology utilized by the Company, the design of our due diligence process in conformance with the OECD Framework, the list of known smelters and refiners utilized in our supply chain identified in our due diligence process, and a description of our products that incorporate 3TG necessary to the functionality or production of such products.

Smelters and Refiners in Inogen’s Supply Chain

We adopted RMI’s industry approach to trace back the origin of 3TG by identifying smelters, refineries, or recyclers and scrap supplier sources. We have leveraged industry initiatives such as the RMAP, which is a voluntary initiative in which an independent third-party audits smelters and refineries to determine if all of the minerals processed by the smelter or refiner originated from conflict free sources. Participation in the RMAP provides us with verified information about the sourcing activities of the smelters and refiners in our supply chain.

As discussed above, we submitted the RMI Template to our first-tier suppliers. Most of the responses received from our first-tier suppliers provided information at company/division levels, rather than specific product/part number levels. As a result, we were unable to determine whether or to what extent any of the 3TG reported as used by these first-tier suppliers was contained specifically in components supplied to us. We also were unable to validate whether the smelters or refiners reported by such first-tier suppliers are in our supply chain. Accordingly, based on information that was provided by our first-tier suppliers or that was otherwise obtained through our due diligence process, we are unable to determine and describe all facilities used to process the 3TG contained in our covered products.

Based on the information that was provided by our suppliers and otherwise obtained through the due diligence process, we believe that, to the extent reasonably determinable, the facilities that were used to process the 3TG contained in the covered products may have included the smelters and refiners listed in Annex A attached hereto. Certain first-tier suppliers reported the presence of entities that have been sanctioned by the United States Department of Treasury, Office of Foreign Assets Control. This table includes only facilities that are listed in the RMI Smelter Reference List as of May [26], 2026. However, because of the over-reporting nature of the information collection process, and the nature of the supply chains and goods, we are unaware if any of these smelters or refiners is or was active in our supply chain, including any of the sanctioned entities. An indication of “Conformant” in the far-right column of the table indicates that the smelter or refinery has successfully completed an assessment against the applicable RMAP standard or an equivalent cross-recognized assessment or is presently undergoing a re-audit to maintain its “conflict free” designation. An indication of “Active” in the far-right column of the table indicates that the smelter or refinery has not yet received a “conflict free” designation but is undergoing an audit process that will determine such status. An indication of “Unknown” in the far-right column of the table indicates that the smelter or refinery was not included in the RMI “Conformant” or “Active” lists and thus the facility’s designation is undeterminable.

Because the RMI Smelter Reference List generally did not indicate individual countries of origin of the conflict minerals processed by smelters and refiners, we were not able to determine the countries of origin of the 3TG processed by the listed smelters and refiners with greater specificity. Furthermore, as stated earlier, submission of these smelters by our first-tier suppliers does not guarantee that these smelters or refiners are present in the Company’s supply chain, as our first-tier suppliers were generally only able to provide company-level RMI Templates and were not able to provide product-level RMI Templates directly linking those smelters or refiners to the covered products. Therefore, based on our due diligence efforts, we do not have sufficient information to conclusively determine the countries of origin of the 3TG contained in the covered products.

Additional Risk Factors

The statements above are based on the RCOI process and due diligence performed in good faith by Inogen. These statements are based on the infrastructure and information available to us at the time. A number of factors could introduce errors or otherwise affect our 3TG status. These factors include, but are not limited to, gaps in supplier data; gaps in smelter data; errors or omissions by suppliers; errors or omissions by smelters; the definition of a smelter not being finalized at the end of the 2025 reporting period; all instances of 3TG necessary to the functionality or manufacturing of our products not yet having been identified; gaps in supplier education and knowledge; timeliness of data; public information not discovered during a reasonable search; errors in public data; language barriers and translation; supplier and smelter unfamiliarity with the protocols for identifying and sourcing potential 3TG; oversight or errors in conflict free smelter audits; Covered Countries sourced materials being declared secondary materials; companies going out of business in 2025; certification programs being not equally advanced for all industry segments and metals; and smuggling of 3TG from the Covered Countries to other countries.

Future Steps

We have communicated our expectations to our first-tier suppliers regarding our commitment to sourcing minerals for our products in a manner that does not, directly, or indirectly, finance or benefit armed groups in the Democratic Republic of the Congo or the Covered Countries. We expect to continue our engagement with our relevant suppliers over the next year to build their knowledge and capacity, so they are able to provide us with more complete and accurate information on the source and chain of custody of the 3TG included in components and parts purchased by us and incorporated into our products.

Annex A

2025 Facility and Country List

Compliance
Metal	Smelter	Country	Status
Gold	8853 S.p.A.	ITALY	Unknown
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	Unknown
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Conformant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	African Gold Refinery	UGANDA	Unknown
Gold	Agosi AG	GERMANY	Conformant
Gold	Gold Corporation - The Perth Mint	AUSTRALIA	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	Dowa	JAPAN	Conformant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Unknown
Gold	Albino Mountinho Lda.	PORTUGAL	Unknown
Gold	Alexy Metals	UNITED STATES OF AMERICA	Unknown
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	ASAHI METALFINE, Inc.	JAPAN	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Tongling Nonferrous Jinguan (Ausmelt) Copper Industry	CHINA	Unknown
Gold	ARGET SAC	PERU	Unknown
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	Atlantic Copper, S.L.U.	SPAIN	Unknown
Gold	Attero Recycling Pvt Ltd	INDIA	Unknown
Gold	Gold by Gold Colombia	COLOMBIA	Conformant
Gold	AU Traders and Refiners	SOUTH AFRICA	Unknown
Gold	Augmont Enterprises Private Limited	INDIA	Unknown
Gold	Aurubis AG, Hamburg	GERMANY	Conformant
Gold	Aurubis AG, Hamburg	GERMANY	Unknown
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden Harjavalta Oy	FINLAND	Unknown
Gold	Boliden Mineral AB (Ronnskar)	SWEDEN	Conformant
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Unknown
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	Caridad	MEXICO	Unknown
Gold	Glencore Canada Corporation - CCR Refinery	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Unknown
Gold	CGR Metalloys Pvt Ltd.	INDIA	Unknown
Gold	SOLEIL METALS (Chala One Plant)	PERU	Active
Gold	Yunnan Copper Southwest Copper Branch	CHINA	Unknown
Gold	Chimet S.p.A.	ITALY	Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	Coimpa Industrial LTDA	BRAZIL	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Unknown

Compliance
Metal	Smelter	Country	Status
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Unknown
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Unknown
Gold	Do Sung Corporation (DSC)	KOREA, REPUBLIC OF	Conformant
Gold	Dongwu Gold Group	CHINA	Unknown
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Unknown
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	SOLEIL METALS (YAKARI Plant)	PERU	Active
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Unknown
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Unknown
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Unknown
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Unknown
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Unknown
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Unknown
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Unknown
Gold	Zijin Mining Group Gold Smelting Co. Ltd.	CHINA	Conformant
Gold	Gasabo Gold Refinery Ltd	RWANDA	Unknown
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	Conformant
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Unknown
Gold	Glencore Nikkelverk AS	NORWAY	Unknown
Gold	Gold Coast Refinery	GHANA	Unknown
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Unknown
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Unknown
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Heraeus Germany GmbH Co. KG	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	HONG KONG	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Unknown
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Unknown
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Unknown
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Unknown
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	JALAN & Company	INDIA	Unknown
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Unknown
Gold	JX Advanced Metals Corporation	JAPAN	Conformant
Gold	K.A. Rasmussen	NORWAY	Unknown
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Unknown

Compliance
Metal	Smelter	Country	Status
Gold	Kazzinc Ltd	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	KGHM Polska Miedz S.A. Oddzial Huta Miedzi, Glogow	POLAND	Unknown
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Kundan Care Products Ltd.	INDIA	Unknown
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Unknown
Gold	Lingbao Gold Co., Ltd.	CHINA	Unknown
Gold	L'Orfebre S.A.	ANDORRA	Unknown
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Unknown
Gold	Marsam Metals	BRAZIL	Unknown
Gold	Materion	UNITED STATES OF AMERICA	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	MD Overseas	INDIA	Unknown
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	Unknown
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	Unknown
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	MKS PAMP SA	SWITZERLAND	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Modeltech Sdn Bhd	MALAYSIA	Unknown
Gold	Morris and Watson	NEW ZEALAND	Unknown
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Naoshima Smelter & Refinery	JAPAN	Unknown
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	NH Recytech Company	KOREA, REPUBLIC OF	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	Unknown
Gold	Oegussa Oesterreichische Gold- und Silber-Scheideanstalt Gesm.b.H.	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Unknown

Compliance
Metal	Smelter	Country	Status
Gold	Pease & Curren	UNITED STATES OF AMERICA	Unknown
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Unknown
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Unknown
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Unknown
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SAAMP	FRANCE	Unknown
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Unknown
Gold	Safimet S.p.A	ITALY	Unknown
Gold	SAFINA A.S.	CZECHIA	Conformant
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES	Unknown
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Unknown
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Unknown
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Unknown
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Unknown
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	Unknown
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	Unknown
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Unknown
Gold	Shirpur Gold Refinery Ltd.	INDIA	Unknown
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Unknown
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Sovereign Metals	INDIA	Unknown
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Unknown
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Unknown
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	Unknown
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	Torecom	KOREA, REPUBLIC OF	Unknown
Gold	Umicore Precious Metals Thailand	THAILAND	Unknown
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	WEEEREFINING	FRANCE	Unknown

Compliance
Metal	Smelter	Country	Status
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Tantalum	5D Production OU	ESTONIA	Unknown
Tantalum	AMG Brasil	BRAZIL	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Conformant
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	TANIOBIS GmbH	GERMANY	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA	NA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET de Mexico	MEXICO	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Kinzoku Company, Limited	JAPAN	Conformant
Tantalum	NPM Silmet OU	ESTONIA	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	PowerX Ltd.	RWANDA	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Unknown
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tin	PT Bangka Prima Tin	INDONESIA	Conformant
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Unknown
Tin	Aurubis Beerse	BELGIUM	Conformant
Tin	Aurubis Berango	SPAIN	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Unknown
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	Conformant

Compliance
Metal	Smelter	Country	Status
Tin	Conecsus LLC	UNITED STATES OF AMERICA	Active
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Active
Tin	CRM Synergies EMEA, S.L.U.	SPAIN	Conformant
Tin	CV Ayi Jaya	INDONESIA	Conformant
Tin	PT Aries Kencana Sejahtera	INDONESIA	Unknown
Tin	PT Premium Tin Indonesia	INDONESIA	Conformant
Tin	PT Rajehan Ariq	INDONESIA	Conformant
Tin	Dioconi	VENEZUELA (BOLIVARIAN REPUBLIC OF)	Unknown
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	Conformant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Unknown
Tin	Dowa	JAPAN	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Unknown
Tin	Empresa Metallurgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Fenix Metals	POLAND	Conformant
Tin	Minsur	PERU	Conformant
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Unknown
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Unknown
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Unknown
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Unknown
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	Conformant
Tin	Guangdong Hanhe Non-ferrous Metal Limited Company	CHINA	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	Unknown
Tin	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Unknown
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Unknown
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Unknown
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	Conformant
Tin	Modeltech Sdn Bhd	MALAYSIA	Unknown
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Unknown
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant

Compliance
Metal	Smelter	Country	Status
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	Conformant
Tin	Precious Minerals and Smelting Limited	INDIA	Unknown
Tin	PT Artha Cipta Langgeng	INDONESIA	NA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	PT Masbro Alam Stania	INDONESIA	Active
Tin	PT Mitra Graha Raya	INDONESIA	Unknown
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Mitra Sukses Globalindo	INDONESIA	Conformant
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	Unknown
Tin	Rui Da Hung Technology Materials Co.	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	Super Ligas	BRAZIL	Conformant
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	Conformant
Tin	Thaisarco	THAILAND	Conformant
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Woodcross Smelting Company Limited	UGANDA	Conformant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	Unknown
Tungsten	S.P.T. spol.s r.o.	CZECHIA	Conformant
Tungsten	A.L.M.T. Corp.	JAPAN	Conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Unknown
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	Unknown
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Active
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Geo Enterprise	GEORGIA	Unknown
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	H M H METAL INDUSTRIES	INDIA	Unknown
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	Unknown
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Unknown

Compliance
Metal	Smelter	Country	Status
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Unknown
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Unknown
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	Conformant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	Lianyou Advanced Materials Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Masan High-Tech Materials	VIET NAM	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Unknown
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	Unknown
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Unknown
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	Unknown
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	Unknown
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	Conformant
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	Conformant
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Unknown
Tungsten	Uzbekistan Technological Metallurgical Complex JSC	UZBEKISTAN	Active
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	Unknown